Exhibit 99.1

SilverSun Stockholders Approve Equity Investment

GREENWICH, Conn. and EAST HANOVER, N.J. — May 30, 2024 — Jacobs Private Equity II, LLC (“JPE”), which is led by Brad Jacobs, and SilverSun Technologies, Inc. (Nasdaq: SSNT) (“SilverSun” or the “Company”) today announced that SilverSun stockholders voted to approve the transactions contemplated by the previously announced amended and restated investment agreement (as amended from time to time, the “Investment Agreement”) among SilverSun, JPE and certain minority co-investors, and other related proposals. Pursuant to the Investment Agreement, JPE and the minority co-investors will invest $1 billion in cash into SilverSun.

Based on a preliminary tabulation of the stockholder vote, approximately 98.69% of all votes cast, which represents approximately 66.83% of all outstanding shares on April 29, 2024, the record date for the special meeting, were voted in favor of the equity investment.

The final voting results on the proposals voted on at the special meeting will be set forth in a Current Report on Form 8-K filed by SilverSun with the U.S. Securities and Exchange Commission (the “SEC”).

Advisors

Goldman Sachs and Morgan Stanley are serving as financial advisors to JPE, and Wachtell, Lipton, Rosen & Katz and Paul, Weiss, Rifkind, Wharton & Garrison are serving as legal advisors to JPE.

The Benchmark Company, LLC is serving as financial advisor to SilverSun, and Lucosky Brookman LLP is serving as legal advisor to SilverSun.

Cautionary statement regarding forward-looking statements

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

●	uncertainties as to the completion of the equity investment and the other transactions contemplated by the Investment Agreement, including the risk that one or more of the transactions may involve unexpected costs, liabilities or delays;

●	risks associated with potential significant volatility and fluctuations in the market price of SilverSun’s common stock;

●	risks associated with the Company’s relatively low public float, which may result in its common stock experiencing significant price volatility;

●	the possibility that competing transaction proposals for the Company may be made;

●	risks associated with raising additional equity or debt capital from public or private markets to pursue the Company’s business plan following the closing of the equity investment, including in an amount that may significantly exceed the amount of the equity investment, and the effects that raising such capital may have on SilverSun and its business, including the risk of substantial dilution or that SilverSun’s common stock may experience a substantial decline in trading price;

●	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;

●	the effects that the announcement, pendency or consummation of the equity investment and the other transactions contemplated by the Investment Agreement may have on the Company and its current or future business or on the price of the Company’s common stock;

●	the possibility that an active, liquid trading market for the Company’s common stock may not develop or, if developed, may not be sustained;

●	the possibility that the warrants and the preferred stock contemplated by the Investment Agreement, if issued, may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;

●	the possibility that all of the closing conditions to the equity investment or the other transactions contemplated by the Investment Agreement may not be satisfied or waived, or any other required third-party, regulatory or other consents or approvals may not be obtained within the relevant timeframe, or at all;

●	the effects that a termination of the Investment Agreement may have on the Company, including the risk that the price of the Company’s common stock may decline significantly if the equity investment is not completed;

●	uncertainties regarding the Company’s focus, strategic plans and other management actions;

●	the risk that the Company, following the closing of the equity investment, is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;

●	the risks associated with the Company’s succession plans;

●	the risks associated with, following the closing of the equity investment, being a “controlled company” as defined under applicable stock exchange rules, including that Mr. Jacobs will be able to influence the Company’s management and affairs and all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions;

●	the risk that certain rules of the SEC may require that any registration statement the Company may file with the SEC be subject to SEC review and potential delay in its effectiveness, and that a registration statement must be filed and declared effective for any acquisition (including an all-cash acquisition), which would delay its consummation and could reduce the Company’s attractiveness as an acquirer for potential acquisition targets;

●	the possibility that the Company could elect to rely on the “controlled company” exemption under applicable stock exchange rules and that the Company’s stockholders will not have the same protections afforded to stockholders of companies that are not “controlled companies,” including that a majority of the members of the board of directors of the Company may not need to be independent directors, that the Company’s nomination and corporate governance and compensation committees may not need to consist entirely of independent directors and that the compensation of the Chief Executive Officer may not need to be determined or recommended solely by an independent director;

●	the possibility that the concentration of ownership by Mr. Jacobs may have the effect of delaying or preventing a change in control of the Company and might affect the market price of shares of the common stock of the Company;

●	the possibility that the Company’s status as a “controlled company” could cause the common stock of the Company to be less attractive to certain investors;

●	the risk that Mr. Jacobs’ past performance may not be representative of future results;

●	the risk that the Company is unable to attract or retain world-class talent;

●	the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the Company’s business prospects, financial condition, results of operations or the price of the Company’s common stock;

●	the risks that the Company may not be able to enter into agreements with acquisition targets on attractive terms, or at all, that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized and that the Company encounter difficulties in integrating and operating such acquired companies, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the Company or its securities or ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the Company and its value or the trading prices of its securities;

●	risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Companyt and its business partners, and the loss of confidential information and other business disruptions;

●	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

●	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or seasonality or dependence on general economic conditions, including inflation or deflation, interest rates, consumer confidence, labor and supply shortages, weather and commodity prices;

●	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

●	risks associated with potential litigation related to the transactions contemplated by the Investment Agreement or related to any possible subsequent financing transactions or acquisitions or investments;

●	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

●	other factors, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements herein speak only as of the date each statement is made. None of the Company, JPE nor any other person undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Contact for JPE:

Media

Joe Checkler

joe.checkler@jpe.com

+1-732-674-4871

www.qxo.com

Contact for SilverSun Technologies:

Eric Kash

ericlkash@gmail.com

917-364-4600

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